ING EQUITY TRUST

ING FUNDS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

Supplement dated July 21, 2011

to the Current Prospectuses (“Prospectuses”)

for the above-named Trusts (“Registrants”)

Effective immediately, each Registrant’s current Prospectuses are hereby revised as follows:

The sixth paragraph of the section entitled “How to Exchange Shares” of the Registrants’ Prospectuses is hereby deleted in its entirety and replaced with the following:

You may exchange Class W shares of a Fund for Class I shares of the same Fund or you may exchange Class A shares of a Fund for any other class of the same Fund, provided that you are you are eligible to purchase that class of shares and subject to the discretion of the Distributor to permit or reject such an exchange. You should consult your own tax advisor for advice about the particular federal, state and local tax consequences to you of such an exchange.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE